UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2004

Irvine Sensors Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Redhill Avenue, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 549-8211

(Former name or former address, if changed since last report)

Item 5. Other Events

On June 23, 2004, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits

99.1	Press Release dated June 23, 2004, of the Registrant.

99.2	Securities Purchase Agreement dated June 18, 2004 between the Registrant and the investors identified on the signature pages thereto.

99.3	Registration Rights Agreement dated June 18, 2004 between the Registrant and the investors signatory thereto.

99.4	Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION
(Registrant)

Dated: June 23, 2004	/s/ John J. Stuart, Jr.
John J. Stuart, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 23, 2004, of the Registrant.

99.2	Securities Purchase Agreement dated June 18, 2004 between the Registrant and the investors identified on the signature pages thereto.

99.3	Registration Rights Agreement dated June 18, 2004 between the Registrant and the investors signatory thereto.

99.4	Form of Warrant.